SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 30, 2017 (January 25, 2017)

NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

On January 25, 2017, National Health Investors ("NHI") issued two press releases. The first release, titled "NHI Announces Fourth Quarter 2016 Earnings Release and Conference Call Date," detailed the specifics for the release of the Company's results for the fourth quarter ended December 31, 2016. NHI plans to issue its earnings release before the market opens on Friday, February 17, 2017, with a conference call to follow at 12:00 p.m. ET on the same day. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated by reference herein.

The second release announced that the Company will participate in Stifel’s 2017 Seniors Housing & Healthcare Real Estate Conference on February 2nd at the JW Marriott Desert Springs in Palm Desert, CA. A copy of this press release is attached to this Current Report as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99.1	Press release, dated January 25, 2017, titled "NHI Announces Fourth Quarter 2016 Earnings Release and Conference Call Date."
99.2	Press release, dated January 25, 2017, titled "NHI to Participate at Stifel’s 2017 Seniors Housing & Healthcare Real Estate Conference."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/ Roger Hopkins
Name: Roger Hopkins
Title:     Principal Accounting Officer

Date:    January 30, 2017